Concentration of Risks	12 Months Ended
Dec. 31, 2025
Concentration of Risks [Abstract]
Concentration of risks

3.      Concentration of risks

(a) Concentration of credit risk

Financial instruments that potentially subject the Group to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivables.

As of December 31, 2025 and 2024, substantially all of the Group’s cash and cash equivalents were held by major financial institutions located in United States, which management believes are of high credit quality. Should any bank holding cash become insolvent, or if the Group is otherwise unable to withdraw funds, the Group would lose the cash with that bank; however, the Group has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts. In United States, a depositor has up to US$250,000 insured by the FDIC. As of December 31, 2025 and 2024, US$301,457 and US$3,532,221 of the Group’s cash and cash equivalents held by financial institutions were uninsured, respectively.

For the credit risk related to accounts receivable, the Group performs ongoing credit evaluations of its customers. The Group establishes a provision for expected credit loss based upon estimates, factors surrounding the credit risk of specific customers and other information.

(b) Concentration of customers and suppliers

Major Customers

There were both two customers from whom revenues individually represent greater than 10% of the total revenues of the Group for the years ended December 31, 2025 and 2024, respectively. The total sales to these customers accounted for approximately 31.2% and 32.0% of total revenues for the years ended December 31, 2025, and 27.5% and 29.2% of total revenues for the years ended December 31, 2024.

As of December 31, 2025, no single customer balance exceeded 10% of total accounts receivable. In contrast, as of December 31, 2024, two customer balances individually exceeded 10% of the total, with specific concentrations of 12.2% and 11.1%.

Major Suppliers

There were three and two suppliers from whom purchases individually represent greater than 10% of the total purchases of the Group for the year ended December 31, 2025 and 2024, respectively. The total purchase from these suppliers accounted for approximately 14.2%, 11.1% and 10.5% of the Group’s total purchase for the year ended December 31, 2025, and 23.8% and 10.1% of the Group’s total purchase for the year ended December 31, 2024, respectively.

As of December 31, 2025, three third-party suppliers accounted for approximately 40.8%, 20.3%, and 19.9% of the Group’s total accounts payable, respectively. As of December 31, 2024, three suppliers accounted for approximately 40.8%, 21.5%, and 13.1%, respectively.

For the year ended December 31, 2025 and 2024, Shenzhen Feellife, a related party supplier individually represented 0.4% and 0.7% of the Group’s total cost of revenues, 22.5% and 28.4% of the Group’s total selling and marketing expenses, 3.9% and 7.9% of the Group’s total general and administrative expenses, and 35.4% and 49.0% of the Group’s total research and development expenses, respectively.